SECURITIES AND EXCHANGE COMMISSION
                              washington, dc 20549




                                    form 8-k

                                 current report
                     pursuant to section 13 or 15(d) of the
                         securities exchange act of 1934




Date of report (Date of earliest event reported)              April 29, 2004
                                                     ---------------------------



                       Southern Connecticut Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)



        Connecticut                   0-49784               06-1594123
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(State or Other Jurisdiction       (Commission           (IRS Employer
     of Incorporation)             File Number)         Identification No.)


215 Church Street, New Haven, CT                         06510
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(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code           (203) 782-1100
                                                     ---------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

         On April 29, 2004, Southern Connecticut Bancorp, Inc. ("Bancorp") issued a press release disclosing that the State of Connecticut Department of Banking issued a Temporary Certificate of Authority to The Bank of Southeastern Connecticut on April 28, 2004. The Temporary Certificate of Authority authorizes the Bank to complete its organization. The Bank of Southeastern Connecticut is being organized as a wholly owned subsidiary of Bancorp.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         There are no financial statements or pro forma financial information filed as part of this Form 8-K.

         The press release issued by Bancorp on April 29, 2004 announcing The Bank of Southeastern Connecticut's receipt of a Temporary Certificate of Authority from the State of Connecticut is filed herewith as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SOUTHERN CONNECTICUT BANCORP, INC.




                                       By:  /S/ Joseph V. Ciaburri
                                       ---------------------------
                                       Name:    Joseph V. Ciaburri
                                       Title:  Chairman & Chief
                                       Executive Officer



Date:  April 29, 2004